Exhibit 10.2

Execution Version

CONSENT AGREEMENT

This CONSENT AGREEMENT (this “Consent”), is made and entered into as of April 26, 2016, by and among TALEN ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, together with any permitted successor thereto, the “Administrative Agent”) and as collateral trustee (in such capacity, together with any permitted successor thereto, the “Collateral Trustee”), and each of the undersigned Lenders (as defined herein).

W I T N E S S E T H

WHEREAS, the Borrower, the Administrative Agent, the Collateral Trustee, the undersigned Lenders and the other Lenders parties thereto have entered into that certain Credit Agreement, dated as of June 1, 2015 (the “Original Credit Agreement”; and as the same may be amended, restated, supplemented or otherwise modified from time to time, including pursuant to the terms of this Consent, the “Credit Agreement”);

WHEREAS, the Borrower is a wholly-owned indirect subsidiary of Talen Energy Corporation, a Delaware corporation (“Talen”);

WHEREAS, Talen intends to enter into a transaction or series of transactions that results in one or more of Raven Power Holdings LLC, Sapphire Power Holdings LLC, C/R Energy Jade, LLC or their respective Affiliates owning at least a majority voting interest, directly or indirectly, in the Borrower (the “Proposed Transfer”);

WHEREAS, the Borrower desires to obtain the consent of the Required Lenders under the Credit Agreement to the Proposed Transfer;

WHEREAS, the undersigned Lenders are entitled to act as the Required Lenders under the Credit Agreement; and

WHEREAS, the parties hereto desire to enter into this Consent in accordance with the provisions of Section 13.10 of the Credit Agreement to permit the consummation of the Proposed Transfer and to make certain other modifications to the Original Credit Agreement, all as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereby agree as follows:

SECTION 1. DEFINITIONS

Unless otherwise defined herein, including in the text of the recitals, all capitalized terms used herein shall have the respective meanings given to such terms in Section 1 of the Credit Agreement. The principles of interpretation set forth therein shall apply to this Consent in all respects.

SECTION 2. CONSENT AND WAIVER

By their execution hereof, and subject to the terms and conditions set forth in Section 5.1 below, the Required Lenders hereby (a) consent to the Proposed Transfer in all respects and (b) waive any Default or Event of Default, or any breach of any provision of the Credit Agreement, that may otherwise have been deemed to occur as a result of the Proposed Transfer (other than any such Default or Event of Default arising solely as a result of the Borrower’s failure to comply with any applicable repurchase offer obligations under any series of Material Indebtedness in connection with the Proposed Transfer).

SECTION 3. AMENDMENTS, AGREEMENTS AND ACKNOWLEDGMENTS

3.1 Initial Revolving Loan Commitments. The parties hereto hereby acknowledge and agree that, with effect on and as of the Amendment Effective Date (as defined below):

(a) The Total Revolving Loan Commitment shall be reduced to $1,400,000,000 pursuant to Section 4.02 of the Credit Agreement; and

(b) Each Lender’s Initial Revolving Loan Commitment shall be reduced accordingly to the amount set forth opposite such Lender’s name on Annex A hereto.

3.2 Applicable Margin. With effect on and as of the Amendment Effective Date, the definition of “Applicable Margin” in Section 1 of the Original Credit Agreement shall be amended as follows:

(a) Clause (ii) of such definition shall be amended and restated to read in its entirety as follows:

“(ii) in the case of Unutilized Revolving Loan Commitments attributable to Initial Revolving Loan Commitments, 0.5%.”

(b) The table set forth in such definition shall be replaced in its entirety with the following table:

Total Leverage Ratio	Initial Revolving Loan and Swingline Loan Base Rate Margin	Initial Revolving Loan LIBO Rate Margin
Greater than or equal to 4.00:1.00	1.75%	2.75%
Greater than or equal to 3.00:1.00 but less than 4.00:1.00	1.50%	2.50%
Less than 3.00:1.00	1.25%	2.25%

3.3 Restricted Payments. For the avoidance of doubt, the Borrower hereby acknowledges and agrees that any Restricted Payments made by it in connection with the Proposed Transfer shall be subject to and included in the calculations required under Section 10.03(a)(B) of the Credit Agreement for the purposes thereof.

3.4 Borrower Reallocation Option. The parties hereto hereby acknowledge and agree that, at any time from and after the date hereof, the Borrower shall have the option, upon two (2) Business Days’ prior written notice to the Administrative Agent, to (a) reduce the Maximum Incremental Facilities Amount by an aggregate amount not to exceed $250,000,000 and (b) substantially concurrently therewith, increase the amount of aggregate outstanding obligations permitted to be secured by Liens pursuant to Section 10.01(bb) of the Credit Agreement by a corresponding amount.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

4.1 Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders as of the Consent Effective Date (as defined below) that:

(a) this Consent has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(b) immediately before and after giving effect to this Consent, no Default or Event of Default exists or will result from the execution of this Consent; and

(c) all representations and warranties of the Borrower and each other Credit Party contained in Section 8 of the Credit Agreement or any other Credit Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Consent Effective Date (immediately before and after giving effect to this Consent), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

SECTION 5. EFFECTIVENESS

5.1 Consent Effective Date. This Consent shall become effective without any further action or consent of any other Person upon the satisfaction or waiver of the following conditions precedent in accordance with the terms of Section 13.10(a) of the Credit Agreement (the date of such satisfaction or waiver, the “Consent Effective Date”):

(a) the Administrative Agent shall have received a duly executed counterpart to this Consent from Borrower, each Credit Party party hereto and the Required Lenders;

(b) the Administrative Agent shall have received from New York counsel to the Credit Parties (to be reasonably acceptable to the Administrative Agent) a customary opinion addressed to the Administrative Agent, the Collateral Trustee and each of the Lenders and dated the Consent Effective Date; and

(c) the Administrative Agent shall have received an officer’s certificate executed by an officer of the Borrower in form and substance reasonably acceptable to the Administrative Agent.

5.2 Amendment Effective Date. The Amendments in Section 3 hereof shall become effective without any further action or consent of any other Person upon the satisfaction or waiver of the following conditions precedent in accordance with the terms of Section 13.10(a) of the Credit Agreement (the date of such satisfaction or waiver, the “Amendment Effective Date”):

(a)	the Consent Effective Date shall have occurred; and

(b)	the Proposed Transfer shall have been consummated.

SECTION 6. CONSENT FEE

6.1 Consent Fee. Upon and substantially concurrently with the consummation of the Proposed Transfer on the Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for distribution to each of the Required Lenders that has delivered a counterpart signature page to this Consent at or prior to 1:00 p.m. on the date hereof, a non-refundable fee (the “Consent Fee”) equal to the product of 0.50% and the amount of such Lender’s Initial Revolving Loan Commitment as of the date hereof.

6.2 Event of Default. The failure of the Credit Parties to pay the Consent Fee in accordance with Section 6.1 above shall constitute an Event of Default under Section 11.01(b) of the Credit Agreement.

SECTION 7. MISCELLANEOUS

7.1 Indemnification; Costs and Expenses. Borrower hereby agrees to indemnify and reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent, all in accordance with the terms and conditions of Section 13.01 of the Credit Agreement.

7.2 Headings. The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent.

7.3 Assignment. Each of the undersigned Lenders hereby agrees that it will not assign all or any portion of its Initial Revolving Loan Commitment unless the assignee executes a joinder to this Consent with respect to such assigned Initial Revolving Loan Commitment.

7.4 Counterparts. This Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Consent by electronic delivery shall be effective as delivery of a manually executed counterpart of this Consent.

7.5 Governing Law. Section 13.07 of the Credit Agreement is incorporated herein by reference mutatis mutandis.

7.6 Reference to and Effect on the Credit Agreement.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Consent, and each reference to the Credit Agreement in the other Credit Documents (as defined in the Credit Agreement) shall mean the Credit Agreement, as amended by this Consent.

(b) The Credit Agreement and each of the other Credit Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Credit Agreement. On and after the effectiveness of this Consent, this Consent shall for all purposes constitute a Credit Document under and as defined in the Credit Agreement.

7.7 Certain Collateral Matters. Within sixty (60) days after the Amendment Effective Date, unless waived or extended by the Administrative Agent, the Borrower shall, or with respect to clause (a) below, shall use its commercially reasonable efforts to, deliver to the Administrative Agent either the items listed in paragraph (a) or the items listed in paragraph (b), as follows:

(a) a written confirmation or an opinion from local counsel in the jurisdiction in which the Mortgaged Property is located that this Consent does not adversely affect the enforceability of the existing Mortgage as security for payment and performance of the Obligations evidenced by the Credit Agreement as amended hereby; and (ii) a current title search confirming that such Mortgaged Property is free and clear of all Liens except those Liens created or permitted under the Credit Agreement; or

(b) (i) an amendment to the existing Mortgage (the “Mortgage Amendment”) in form for recording, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law; (ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment; and (iii) a date down endorsement to the existing title policy insuring each Mortgage, confirming that the lien of such Mortgage is free and clear of all liens except those Liens permitted under the Credit Agreement.

7.8 Acknowledgement and Affirmation. Each Credit Party hereby expressly acknowledges that (i) all of its obligations under the Security Documents and the other Credit Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Documents are reaffirmed and remain in full force and effect after giving effect to this Consent and (iii) except as expressly set forth herein, the execution of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

TALEN ENERGY SUPPLY, LLC, as Borrower

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

TALEN INVESTMENT CORPORATION, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

TALEN GENERATION, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

RAVEN POWER GENERATION HOLDINGS, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

JADE POWER GENERATION HOLDINGS, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

SUSQUEHANNA NUCLEAR, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

MARTINS CREEK, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

BRUNNER ISLAND, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

PENNSYLVANIA MINES, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

MONTOUR, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

LOWER MOUNT BETHEL ENERGY, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

RAVEN POWER FINANCE LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

RAVEN POWER OPERATING LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

RAVEN POWER MARKETING LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

RAVEN POWER FORT SMALLWOOD LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

RAVEN LOT 15 LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

RAVEN FS PROPERTY HOLDINGS LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

FORT ARMISTEAD ROAD – LOT 15 LANDFILL, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

H.A. WAGNER LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

BRANDON SHORES LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

C/R TOPAZ HOLDINGS, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

TOPAZ POWER GROUP GP II, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

TOPAZ POWER GROUP LP II, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

TOPAZ POWER HOLDINGS, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

BARNEY M. DAVIS, LP, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

LAREDO WLE, LP, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

NUECES BAY WLE, LP, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

TALEN ENERGY MARKETING, LLC, as Subsidiary Guarantor

By:	/s/ Russell R. Clelland
Name:	Russell R. Clelland
Title:	Vice President and Treasurer

[Signature Page to Consent Agreement]

CITIBANK, N.A., as Administrative Agent and as Collateral Trustee

By:	/s/ Michael V. Moore
Name:	Michael V. Moore
Title:	Vice President

[Signature Page to Consent Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

[Signature Page to Consent Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ William A. Merritt, III
Name:	William A. Merritt, III
Title:	Director

[Signature Page to Consent Agreement]

UBS AG, Stamford Branch, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

[Signature Page to Consent Agreement]

Royal Bank of Canada, as a Lender

By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to Consent Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Kevin Crealese
Name:	Kevin Crealese
Title:	Managing Director

[Signature Page to Consent Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Consent Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

[Signature Page to Consent Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Consent Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Nietzsche Rodricks
Name:	Nietzsche Rodricks
Title:	Managing Director

[Signature Page to Consent Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Francis J. Delaney
Name:	Francis J. Delaney
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

[Signature Page to Consent Agreement]